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                                                                   EXHIBIT 10.20

                                 AMENDMENT NO. 7
                              TERM CREDIT AGREEMENT

     THIS AMENDMENT NO. 7 dated as of January 4, 2001 (the "Amendment") to the Term Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, as Borrower, the banks identified herein and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as administrative agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Term Credit Agreement.

                               W I T N E S S E T H

     WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein (the "Banks"), and NationsBank, N.A., (now known as Bank of America, N.A.), as administrative agent (in such capacity, the "Agent");

     WHEREAS, $25 million remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been repaid;

     WHEREAS, HRT has requested certain modifications to the Term Credit Agreement;

     WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Term Credit Agreement is hereby amended and modified in the following respects:

     1.1  The following definitions are amended or added, as appropriate, to
          Section 1.01:

               "Conversion Event" means such term as defined in Section 2.01(a)(iii).

               "Converting Lenders" means such term as defined in Section 2.01(a)(iii).

               "Designated Properties" means, in the case of the Tranche A-1 Term Loan, the Tranche A-1 Term Loan Designated Properties, and in the case of the Tranche A-2 Term Loan, the Tranche A-2 Term Loan Designated Properties.

               "Escrow Agent" means such term as defined in Section 5.29.

               "Escrow Agreement" means such term as defined in Section 5.29.

               "Financing Documents" means the Credit Agreement, the Notes, the Security Agreements, the Subsidiaries Guarantees, the Escrow Agreements and, if a Conversion Event has occurred, the Mortgages, in each case as amended and in effect from time to time.



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               "Mortgage" means the mortgages, deeds of trust or other real estate security documents made or required herein to be made by HRT, its Subsidiaries or Specified Affiliates.

               "Notice of Conversion" means such term as defined in Section 2.01(a)(iii).

               "Notice of Intent to Convert" means such term as defined in
          Section 2.01(a)(iii).

               "Term Loan Commitments" means the Tranche A-1 Term Loan Commitment, the Tranche A-2 Term Loan Commitment and the Tranche B Term Loan Commitment.

               "Term Loan Commitment Percentage" means the Tranche A-1 Term Loan Commitment Percentage, the Tranche A-2 Term Loan Commitment Percentage and the Tranche B Term Loan Commitment Percentage, as appropriate.

               "Term Note" or "Term Notes" means the Tranche A-1 Term Notes, the Tranche A-2 Term Notes and the Tranche B Term Notes, as appropriate.

               "Tranche A Maturity Date" means the Tranche A-1 Maturity Date or the Tranche A-2 Maturity Date, as appropriate.

               "Tranche A Term Lenders" means the Tranche A-1 Term Lenders and/or the Tranche A-2 Term Lenders, as appropriate.

               "Tranche A-1 Term Loan Designated Properties" initially means the properties listed on Schedule A-1 attached hereto and shall continue to mean such properties until such time that properties are substituted as provided in the next sentence. At any time the Tranche A-1 Term Lenders and HRT make any substitution in the properties then being considered for securitization by the Tranche A-1 Term Lenders, the Tranche A-1 Term Loan Designated Properties shall be deemed to mean the properties being considered for securitization at such time, or in the event the negotiations for securitization of properties shall be suspended or terminated, the properties being considered for securitization immediately prior to any such suspension or termination. Notwithstanding the foregoing, Tranche A-1 Term Loan Designated Properties shall include any properties substituted pursuant to Section 2.01(a)(iii)(D) hereof.

               "Tranche A-1 Term Loan Mortgage" means the Mortgages covering the Tranche A-1 Term Loan Designated Properties. The Tranche A-1 Term Loan Mortgages shall be in form and substance satisfactory to the Tranche A-1 Term Lenders.

               "Tranche A-1 Maturity Date" means such term as defined in Section 2.04(a)(i).

               "Tranche A-1 Term Lenders" means Banks holding Tranche A-1 Term Loan Commitments.

               "Tranche A-1 Term Loan" means such term as defined in Section 2.01(a).

               "Tranche A-1 Term Loan Commitment" means, with respect to each Bank, the commitment of such Bank to make its portion of the Tranche A-1 Term Loan as specified



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          in Schedule 2.01 (and after the Closing Date the outstanding principal amount of such Bank's Tranche A-1 Term Loan).

               "Tranche A-1 Term Loan Commitment Percentage" means, for each Bank, a fraction (expressed as a percentage), the numerator of which is the Tranche A-1 Term Loan Commitment (and after the Closing Date, the outstanding principal amount of such Bank's Tranche A-1 Term Loan) of such Bank at such time and the denominator of which is the aggregate amount of the Tranche A-1 Term Loan Commitment (and after the Closing Date, the aggregate principal amount of the Tranche A-1 Term Loan) at such time. The Tranche A-1 Term Loan Commitment Percentages as of the date of Amendment No. 7 are set out on Schedule
          2.01 (as amended by Amendment No. 7).

               "Tranche A-1 Term Note" or "Tranche A-1 Term Notes" means the promissory notes of HRT in favor of each of the Tranche A-1 Term Lenders evidencing the Tranche A-1 Term Loans in substantially the form attached as Schedule 2.06(a)(i), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended or renewed from time to time.

               "Tranche A-2 Term Loan Designated Properties" initially means the properties listed on Schedule A-2 attached hereto and shall continue to mean such properties until such time that properties are substituted as provided in the next sentence. At any time the Tranche A-2 Term Lenders and HRT make any substitution in the properties then being considered for securitization by the Tranche A-2 Term Lenders, the Tranche A-2 Term Loan Designated Properties shall be deemed to mean the properties being considered for securitization at such time, or in the event the negotiations for securitization of properties shall be suspended or terminated, the properties being considered for securitization immediately prior to any such suspension or termination. Notwithstanding the foregoing, Tranche A-2 Term Loan Designated Properties shall include any properties substituted pursuant to Section 2.01(a)(iii)(D) hereof.

               "Tranche A-2 Term Loan Mortgage" means the Mortgages covering the Tranche A-2 Term Loan Designated Properties. The Tranche A-2 Term Loan Mortgages shall be in form and substance satisfactory to the Tranche A-2 Term Lenders.

               "Tranche A-2 Maturity Date" means such term as defined in Section 2.04(a)(ii).

               "Tranche A-2 Term Lenders" means Banks holding Tranche A-2 Term Loan Commitments.

               "Tranche A-2 Term Loan" means such term as defined in Section 2.01(a).

               "Tranche A-2 Term Loan Commitment" means, with respect to each Bank, the commitment of such Bank to make its portion of the Tranche A-2 Term Loan as specified in Schedule 2.01 (and after the Closing Date the outstanding principal amount of such Bank's Tranche A-2 Term
          Loan).

               "Tranche A-2 Term Loan Commitment Percentage" means, for each Bank, a fraction (expressed as a percentage), the numerator of which is the Tranche A-2 Term Loan Commitment (and after the Closing Date, the outstanding principal amount of such Bank's Tranche A-2 Term Loan) of such Bank at such time and the denominator of which is the aggregate amount of the Tranche A-2 Term Loan Commitment (and after the



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          Closing Date, the aggregate principal amount of the Tranche A-2 Term
          Loan) at such time. The Tranche A-2 Term Loan Commitment Percentages as of the date of Amendment No. 7 are set out on Schedule 2.01 (as amended by Amendment No. 7).

               "Tranche A-2 Term Note" or "Tranche A-2 Term Notes" means the promissory notes of HRT in favor of each of the Tranche A-2 Term Lenders evidencing the Tranche A-2 Term Loans in substantially the form attached as Schedule 2.06(a)(ii), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended or renewed from time to time.

     1.2  Subsection (a) of Section 2.01 is amended to read as follows:

               (a) Tranche A Term Loan. A Tranche A Term Loan in the original principal amount of ONE HUNDRED EIGHTY-SEVEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($187,400,000) was made to HRT on the Closing Date (the "Tranche A Term Loan"). As of the date of Amendment No. 7, a principal amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000) remains outstanding and unpaid on the Tranche A Term Loan. The Banks have requested that the Tranche A Term Loan be split into separate tranches (the "Tranche A-1 Term Loan" and the "Tranche A-2 Term Loan"; such Loans may be referred to herein individually or collectively, as appropriate, as the "Tranche A Term Loan") as hereafter provided. From the date of Amendment No. 7, election of applicable interest rates and related Notices of Interest Rate Election shall be made separately for the Tranche A-1 Term Loan and the Tranche A-2 Term Loan. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

                    (i) Tranche A-1 Term Loan. The Tranche A-1 Term Loan shall be in the initial principal amount of FIVE MILLION DOLLARS ($5,000,000). The Tranche A-1 Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as HRT may request. The portion of the Tranche A-1 Term Loan consisting of Eurodollar Loans shall be in the minimum aggregate principal amount of One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess thereof. Notwithstanding anything contained herein to the contrary, the Tranche A-1 Term Loan shall be comprised of not more than four
               (4) Eurodollar Loans at any time.

                    (ii) Tranche A-2 Term Loan. The Tranche A-2 Term Loan shall be in the initial principal amount of TWENTY MILLION DOLLARS ($20,000,000). The Tranche A-2 Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as HRT may request. The portion of the Tranche A-2 Term Loan consisting of Eurodollar Loans shall be in the minimum aggregate principal amount of One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess thereof. Notwithstanding anything contained herein to the contrary, the Tranche A-2 Term Loan shall be comprised of not more than four
               (4) Eurodollar Loans at any time.

                    (iii) Right of Conversion. Either or both of the Tranche A-1
               Term Lenders and the Tranche A-2 Term Lenders, in their sole discretion, at any time after the occurrence and during the continuance of an Event of Default, may give notice to the Agent and HRT of the intent to convert their respective Tranche A Term Loan from an unsecured recourse loan to a non-recourse loan secured by


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               their respective Designated Properties (a "Notice of Intent to
               Convert"; the Tranche A Term Lenders giving such notice may be referred to as the "Converting Lenders"). Upon the delivery of any such Notice of Intent to Convert:

                         (A) Deliveries in respect of the Designated Properties.
                    HRT at its own expense shall deliver to the Converting Lenders as soon as practicable and in any event within thirty (30) days following the Notice of Intent to Convert:

                             (i) phase one environmental reports on the
                         applicable Designated Properties containing only such items as are acceptable to the Converting Lenders in their reasonable discretion;

                             (ii) recent ALTA as-built surveys on the applicable
                         Designated Properties showing all structures and easements in form and substance acceptable to the Converting Lenders in their reasonable discretion;

                             (iii) mortgagee title insurance policies insuring
                         the priority of the Mortgages (in such amounts and containing only such exceptions as are acceptable to the Converting Lenders in their reasonable discretion);

                             (iv) any appraisals of the applicable Designated
                         Properties that may be required by law or regulation applicable to the Converting Lenders, which appraisals shall be in form and substance acceptable to the Converting Lenders in their reasonable discretion;

                             (v) certificates of insurance with respect to the
                         property subject to the Mortgages showing coverages in such amounts as are acceptable to the Converting Lenders in their reasonable discretion; and

                             (vi) any other items and deliveries as are
                         reasonably requested by the Converting Lenders in connection with the Mortgages and the Conversion Event.

                         (B) Deliveries in respect of Conversion. HRT at its own
                    expense will promptly provide:

                             (i) to the Converting Lenders and, if appropriate,
                         to the Agent,

                                 (A) amendment(s) to this Credit Agreement and
                         other documentation necessary and appropriate to give effect to the conversion of the respective Tranche A Term Loan to a secured non-recourse loan (which other documentation may be in the form of a new loan



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                         agreement and related documents that do not include the
                         Agent or the other Tranche A Term Lenders), in form and substance acceptable to the Converting Lender in its discretion; and

                                 (B) legal opinions relating to any such
                         amendments and other documentation in form and substance satisfactory to the Converting Lenders in their discretion; and

                         (ii) to the Escrow Agent, Mortgages on any of the
                    applicable Designated Properties for which the Escrow Agent does not then hold Mortgages.

                    (C) Election of Conversion. The Converting Lenders may by
               notice to the Agent and HRT, contemporaneous with any Notice of Intent to Convert or at any time thereafter, elect to convert their respective Tranche A Term Loan to a secured non-recourse loan (a "Notice of Conversion" and any such exercise of the right of conversion shall constitute a "Conversion Event") at HRT's expense, and in connection therewith:

                         (i) the Converting Lender may direct the Agent to take
                    prompt action appropriate under the circumstances to give effect to the provisions of this subsection, including direction to the appropriate Escrow Agent for delivery of Mortgages in respect of the applicable Designated Properties; and

                         (ii) legal opinions relating to any such Mortgages,
                    other related documentation and the Designated Properties in form and substance satisfactory to the Converting Lenders in their discretion;

               provided that, if the Converting Lenders should elect to exercise their right of conversion hereunder prior to delivery of the items in respect of the Designated Properties set forth in the foregoing clause (A), HRT will covenant and agree to provide such items promptly within the time provided thereby; provided further that if HRT and the Converting Lenders shall not otherwise agree to particular terms of the non-recourse provisions as contemplated in the foregoing clause (B), THE RESPECTIVE TRANCHE A TERM LOAN SHALL BE CONVERTED UPON DELIVERY OF THE NOTICE OF CONVERSION AND SHALL THEREUPON BECOME NON-RECOURSE TO HRT AND ITS SUBSIDIARIES UPON THE TERMS SPECIFIED IN THE LAST SENTENCE OF THE NEXT SUCCEEDING PARAGRAPH HEREOF, AND THEREAFTER RECOVERY OF AMOUNTS OWING TO SUCH CONVERTING LENDERS UNDER THEIR RESPECTIVE NOTES AND TRANCHE A TERM LOAN SHALL, SUBJECT TO SUCH SPECIFIED TERMS, BE LIMITED TO THE DESIGNATED PROPERTIES OF SUCH CONVERTING LENDERS.


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                    In connection with any Conversion Event, the Agent will take such action appropriate under the circumstances to give effect to the provisions of this subsection, and HRT will (and will cause each of its Subsidiaries and its Specified Affiliates to) cooperate with and assist in the delivery of any such Mortgages, including, without limitation, the execution and delivery of additional mortgage instruments or amendments of mortgage instruments previously executed, as reasonably necessary to give effect to the provisions of this subsection. HRT will also pay any and all recording fees and taxes, any title insurance premiums, any legal fees and other costs and expenses of the Converting Lenders incurred in connection with the Conversion Event. The parties hereto agree to cooperate in the preparation, execution and delivery of any amendments to the Credit Agreement or other documentation deemed reasonably necessary by the Converting Lenders or the Agent in connection with the Conversion Event. The parties hereto further agree that the non-recourse provisions of any such amendment or other documentation will contain reasonable and customary exceptions for such matters as fraud, willful misrepresentation, material misstatements, misappropriation of funds, waste, indemnification for environmental liabilities, attorneys' fees and other costs of collection.

                    (D) Substitution of Designated Properties. The Converting
               Lenders may, by written notice to HRT, reject any Designated Property for which HRT is unable to satisfy any of the requirements set forth in clause (a)(iii)(A) of this Section 2.01, in which case, HRT shall, by written notice to the Converting Lenders, promptly substitute another property of comparable value satisfactory to the Converting Lenders in their reasonable discretion. Any property so rejected shall cease to be a Designated Property upon substitution of a conforming property, and any conforming property so substituted shall immediately become a Designated Property. HRT shall promptly comply with the requirements of this Section 2.01(a)(iii) with respect to any such new Designated Property.

     1.3 Subsection (a) of Section 2.04 is amended to read as follows:

               (a)(i) The Tranche A-1 Term Loan, together with accrued interest, fees and other amounts owing hereunder, is due and payable in full on March 30, 2001 (the "Tranche A-1 Maturity Date"). Payment on or in respect of the Tranche A-1 Term Loan will be applied ratably to the Tranche A-1 Term Loan held by the Tranche A-1 Term Lenders in accordance with their respective Tranche A-1 Term Loan Commitment Percentages.

                 (ii) The Tranche A-2 Term Loan, together with accrued interest, fees and other amounts owing hereunder, is due and payable in full on March 30, 2001 (the "Tranche A-2 Maturity Date"). Payment on or in respect of the Tranche A-2 Term Loan will be applied ratably to the Tranche A-2 Term Loan held by the Tranche A-2 Term Lenders in accordance with their respective Tranche A-2 Term Loan Commitment Percentages.



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     1.4  Subsection (i) of Section 2.09(b) is amended to read as follows:

               (i) Mandatory Prepayments from Asset Sales. Within five (5) Business Days (or such longer period of time agreed to by the Banks entitled to proceeds in accordance with the provisions of this subsection as set forth below) of each receipt by HRT or any of its Subsidiaries or Specified Affiliates of any Net Sale Proceeds from any Asset Sale, HRT shall prepay, or cause such Subsidiary or Specified Affiliate to prepay on behalf of HRT, to the Agent hereunder for the account of the Banks hereunder an amount equal to 100% of all Net Sale Proceeds from all such Asset Sales as hereafter provided:

               (A) Net Sale Proceeds derived from the Tranche A-1 Term Loan Designated Properties shall be applied first to accrued interest and fees and other amounts owing in respect of the Tranche A-1 Term Loan and then to the principal amount of the Tranche A-1 Term Loan until paid in full. After payment in full of the Tranche A-1 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan;

               (B) Net Sale Proceeds derived from the Tranche A-2 Term Loan Designated Properties shall be applied first to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan and then to the principal amount of the Tranche A-2 Term Loan until paid in full. After payment in full of the Tranche A-2 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-1 Term Loan; and

               (C) Net Sale Proceeds derived from property other than the Tranche A-1 Term Loan Designated Properties or the Tranche A-2 Term Loan Designated Properties shall be applied first to accrued interest and fees and other amounts owing in respect of the Tranche A-1 Term Loan and then to the principal amount of the Tranche A-1 Term Loan until paid in full. After payment in full of the Tranche A-1 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan.

     1.5  Subsection (iii) of Section 2.09(b) is amended to read as follows:

               (iii) Mandatory Prepayment from the Proceeds of Debt. Within five
          (5) Business Days (or such longer period of time agreed to by the Banks entitled to proceeds in accordance with the provisions of this subsection as set forth below) of each date on which HRT or any of its Subsidiaries receives cash proceeds from the issuance of any Debt after the Closing Date (other than borrowings under the Revolving Credit Agreement, or mortgage indebtedness assumed in connection with purchases and acquisitions otherwise permitted hereunder), HRT shall make payment, or shall cause any such Subsidiary to make payment, of such cash proceeds less any actual out of pocket expenses, fees and other sums paid or incurred by HRT or its Subsidiaries in connection therewith on the Term Loans as hereafter provided.

                    (A) Prepayments in respect of the issuance of Debt by HRT
               and its Subsidiaries secured by any of the Tranche A-1 Term Loan Designated Properties shall be applied first to accrued interest and fees and other amounts



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               owing in respect of the Tranche A-1 Term Loan and then to the principal amount of the Tranche A-1 Term Loan until paid in full. After payment in full of the Tranche A-1 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan;

                    (B) Prepayments in respect of the issuance of Debt by HRT
               and its Subsidiaries secured by any of the Tranche A-2 Term Loan Designated Properties shall be applied first to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan and then to the principal amount of the Tranche A-2 Term Loan until paid in full. After payment in full of the Tranche A-2 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-1 Term Loan; and

                    (C) Prepayments in respect of the issuance of Debt by HRT
               and its Subsidiaries other than Debt described in subsections (A) and (B) of this Section 2.09(b)(iii) shall be applied first to accrued interest and fees and other amounts owing in respect of the Tranche A-1 Term Loan and then to the principal amount of the Tranche A-1 Term Loan until paid in full. After payment in full of the Tranche A-1 Term Loan, any such proceeds shall be applied to accrued interest and fees and other amounts owing in respect of the Tranche A-2 Term Loan.

     1.6 Section 2.11 is amended to include a new subsection (c) to read as follows:

               (c) Except as otherwise expressly provided, payments and prepayments of principal, accrued interest and fees shall be shared ratably by the Banks based on their portion of the principal balance of the Tranche A Term Loan. Payments and prepayments and accrued interest and other amounts in respect of the Tranche A-1 Term Loan shall be shared ratably by the Tranche A-1 Term Lenders based on their respective Tranche A-1 Term Loan Commitment Percentages. Payments and prepayments and accrued interest and other amounts in respect of the Tranche A-2 Term Loan shall be shared ratably by the Tranche A-2 Term Lenders based on their respective Tranche A-2 Term Loan Commitment Percentages.

     1.7 A new Section 4.22 is added to read as follows:

          SECTION 4.22 Designated Properties. As to each of the Designated
     Properties: (i) HRT or its Subsidiaries have good marketable title thereto and the legal right and authority to pledge the property under the terms and conditions provided herein, (ii) the property is not subject to any liens or encumbrances other than those permitted by Section 5.07, (iii) HRT and its Subsidiaries hereby reaffirm the representations and warranties regarding Environmental Matters provided in Section 4.06, and (iv) all property taxes and governmental fees and charges relating to the properties have been paid, other than those which are not yet delinquent or which are being contested in accordance with the provisions of Section 4.16.

     1.8 A new paragraph is added to the end of Section 5.07 to read as follows:

               Notwithstanding anything to the contrary contained herein, HRT will not nor will it permit any of its Subsidiaries to create, assume or suffer to exist any Lien on any of the Designated Properties, except (i) Liens created or contemplated hereunder, and (ii) Liens permitted under subsections (b) - (f) hereof.


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     1.9 A new Section 5.29 is added to read as follows:

               SECTION 5.29. Requirements Imposed by Amendment No. 7. As soon as practicable, and in any event no later than January 17, 2001, HRT shall deliver to the Agent the following:

               (i) Escrow Agreements. An executed escrow agreement in form and substance satisfactory to the Banks (the "Escrow Agreement") with an Escrow Agent acceptable to the Banks (the "Escrow Agent") for each of the Tranche A-1 Term Loan Designated Properties and the Tranche A-2 Term Loan Designated Properties; and

               (ii) Confirmation of Delivery of Mortgages. A notice (a) from the Escrow Agent for the Tranche A-1 Term Loan Designated Properties that it has received fully executed Mortgages covering each of the Tranche A-1 Term Loan Designated Properties and (b) from the Escrow Agent for the Tranche A-2 Term Loan Designated Properties that it has received fully executed Mortgages covering each of the Tranche A-2 Term Loan Designated Properties.

     1.10 Section 6.01(c) is amended to read as follows:

               (c) Default in the due performance or observance of any term, covenant or agreement contained in Sections 5.07 through 5.29, inclusive.

     1.11 The final paragraph of Section 6.01 is amended to read as follows:

          then, and in every such event during the continuance of any such Event of Default:

                    (i) Tranche A-1 Term Loan. The Tranche A-1 Term Lenders may
               by notice to the Agent and HRT take any or all of the following actions: (A) terminate any commitments which the Tranche A-1 Term Lenders may have hereunder or under the other Financing Documents, (B) declare the Tranche A-1 Term Loan and all amounts owing under the Tranche A-1 Term Note (including accrued interest) to be, and the such amounts and such Note shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by HRT, (C) in the event a Conversion Event shall have occurred with respect to the Tranche A-1 Term Loan, direct foreclosure or other appropriate action under any Tranche A-1 Term Loan Mortgages, and (D) direct the Agent to take any other such action and exercise any other such remedies in respect of the Tranche A-1 Term Loan and any collateral interest therefor as the Tranche A-1 Term Lender may direct; provided that notwithstanding the foregoing, any and all commitments shall immediately terminate and any and all amounts owing under the Tranche A-1 Term Note or in respect of the Tranche A-1 Term Loan shall be immediately due upon the occurrence of an event of bankruptcy or insolvency described in the foregoing clauses (h) or (i) of this Section 6.01 without demand or notice or other act of any kind.

                    (ii) Tranche A-2 Term Loan. The Tranche A-2 Term Lenders may
               by notice to the Agent and HRT take any or all of the following actions: (A) terminate any commitments which the Tranche A-2 Term Lenders may have hereunder or under the other Financing Documents, (B) declare the Tranche A-2

               Term Loan and all amounts owing under the Tranche A-2 Term Note (including accrued interest) to be, and the such amounts and such Note shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by HRT, (C) in the event a Conversion Event shall have occurred with respect to the Tranche A-2 Term Loan, direct foreclosure or other appropriate action under any Tranche A-2 Term Loan Mortgages, and (D) direct the Agent to take any other such action and exercise any other such remedies in respect of the Tranche A-2 Term Loan and any collateral interest therefor as the Tranche A-2 Term Lender may direct; provided that notwithstanding the foregoing, any and all commitments shall immediately terminate and any and all amounts owing under the Tranche A-2 Term Note or in respect of the Tranche A-2 Term Loan shall be immediately due upon the occurrence of an event of bankruptcy or insolvency described in the foregoing clauses (h) or (i) of this Section 6.01 without demand or notice or other act of any kind.

                    (iii) Other Actions. The Banks, by joint act of the Tranche
               A-1 Term Lenders and the Tranche A-2 Term Lenders, may direct the Agent to take any such other action and exercise any such other remedies as they may deem appropriate.

     1.12 The second sentence of Section 7.08 is amended to read as follows:

               The Majority Banks may remove and replace the Agent with or without cause at any time by giving thirty (30) days prior written notice to the Agent, the other Banks and the Borrower.

     1.13 Section 9.05 is amended to read as follows:

               SECTION 9.05 Amendments and Waivers. Any provision of this Credit Agreement or any of the other Financing Documents may be modified, amended or waived if, but only if, such modification, amendment or waiver is in writing and is signed:

               (i) by HRT and the Tranche A-1 Term Lenders in respect of (A) the Tranche A-1 Term Loan Designated Properties (except as provided in the definition of such term) and the Tranche A-1 Term Loan Mortgages, (B) any mandatory prepayments required by Section 2.09(b)(i)(A), and (C) terms of this Agreement solely affecting the Tranche A-1 Term Loan or the rights, duties and obligations of HRT and the Tranche A-1 Term Lenders in respect thereof;

               (ii) by HRT and the Tranche A-2 Term Lenders in respect of (A) the Tranche A-2 Term Loan Designated Properties (except as provided in the definition of such term) and the Tranche A-2 Term Loan Mortgages,
          (B) any mandatory prepayments required by Section 2.09(b)(i)(B), and
          (C) terms of this Agreement solely affecting the Tranche A-2 Term Loan or the rights, duties and obligations of HRT and the Tranche A-2 Term Lenders in respect thereof; and

               (iii) otherwise by HRT, on the one hand, and the Majority Banks, on the other hand, (and, if the rights or duties of the Agent are affected thereby, by the Agent);

          provided that no such modification, amendment or waiver shall, unless signed by each of the Banks directly affected thereby, (a) increase the commitment of any Bank or subject any Bank to any additional obligation, (b) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable to any Bank hereunder, (c) postpone the date fixed for any scheduled payment of principal of or interest on any Loan or any fees hereunder or for any scheduled reduction or termination of any Commitment, (d) change the percentage of commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Credit Agreement or (e) release all or substantially all of the Guarantors.

     1.14 Schedule A-1 is added to read as shown on Schedule A-1 attached hereto.

     1.15 Schedule A-2 is added to read as shown on Schedule A-2 attached hereto.

     1.16 Schedule 2.01 is amended and restated in its entirety to read as shown on Schedule 2.01 attached hereto.

     1.17 Schedule 2.06(a)(i) is added to read as shown on Schedule 2.06(a)(i) attached hereto.

     1.18 Schedule 2.06(a)(ii) is added to read as shown on Schedule 2.06(a)(ii) attached hereto.

     2. Except as modified hereby, all of the terms and provisions of the Term Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

     3. This Amendment shall not be effective unless on January 4, 2001 (the "Effective Date"):

     3.1 Opinion of Counsel. HRT delivers to the Agent an opinion of counsel addressed to the Agent and the Banks in form and substance satisfactory to the Agent;

     3.2 Documents. HRT delivers to the Agent an executed copy of this Amendment, a Tranche A-1 Term Note payable to Bank of America, N.A. and a Tranche A-2 Term Note payable to First Union National Bank;

     3.3 Schedules. HRT delivers to the Agent Schedule A-1 identifying the Tranche A-1 Term Loan Designated Properties and Schedule A-2 identifying the Tranche A-2 Term Loan Designated Properties;

     3.4 Certificate. HRT delivers to the Agent a certificate of an authorized officer of the Borrower confirming (a) that the representations and warranties set forth in the Term Credit Agreement and the other Financing Documents are true and correct as of the date of this Amendment (except for those which expressly relate to an earlier date) and (b) that there exists no Default or Event of Default under the Term Credit Agreement or the Revolving Credit Agreement; and

     3.5 Professional Fees. HRT pays the reasonable fees and expenses of Moore & Van Allen, PLLC and Alston & Bird LLP, counsel to the Banks, incurred in connection with the negotiation and documentation of this Amendment.

     4. HRT hereby affirms that, after giving effect to this Amendment, the representations and warranties set forth in the Term Credit Agreement and the other Financing Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period).

     5. HRT agrees to pay all reasonable costs and expenses of the Banks (i) in connection with the preparation, execution and delivery of this Amendment, the Escrow Agreements and the Mortgages and (ii) in connection with any Conversion Event, including in each case the reasonable fees and expenses of Moore & Van Allen, PLLC and Alston & Bird LLP.

     6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     7. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.




                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed as of the day and year first above written.

BORROWER:                  HEALTHCARE REALTY TRUST INCORPORATED,
                           a Maryland corporation

                           By:
                              ----------------------------------
                           Name:
                           Title:   Executive Vice President


AGENT: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.), as Agent under the Term Credit Agreement

                           By:
                              ----------------------------------
                           Name:
                           Title:


BANKS: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.)

                           By:
                              ----------------------------------
                           Name:
                           Title:


                           FIRST UNION NATIONAL BANK

                           By:
                              ----------------------------------
                           Name:
                           Title:



                              [signatures continue]

ACKNOWLEDGED & AGREED:

GUARANTORS:                DURHAM MEDICAL OFFICE BUILDING, INC.,
                           a Texas corporation
                           HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                           HR ASSETS, INC., a Texas corporation
                           HR CAPITAL, INC., a Texas corporation
                           HR FUNDING, INC., a Texas corporation
                           HR INTERESTS, INC., a Texas corporation
                           HR OF TEXAS, INC., a Maryland corporation
                           HRT OF ALABAMA, INC., an Alabama corporation
                           HRT OF DELAWARE, INC., a Delaware corporation
                           HRT OF FLORIDA, INC., a Florida corporation
                           HRT OF ROANOKE, INC. a Virginia corporation
                           HRT OF TENNESSEE, INC., a Tennessee corporation
                           HRT OF VIRGINIA, INC., a Virginia corporation
                           PENNSYLVANIA HRT, INC., a Pennsylvania corporation
                           HR OF SAN ANTONIO, INC., a Texas corporation
                           PROPERTY TECHNOLOGY SERVICES, INC.,
                           a Tennessee corporation
                           HR SYMBIONT, INC., a Delaware corporation

                           By:
                                    --------------------------------------
                           Name:
                           Title:   Executive Vice President
                                    for each of the foregoing

                           PASADENA MEDICAL PLAZA SSJ, LTD.,
                           a Florida limited partnership

                           By:      Healthcare Realty Trust Incorporated,
                                    a Maryland corporation, as General Partner

                           By:
                                    --------------------------------------
                           Name:
                           Title:   Executive Vice President

                           SAN ANTONIO SSP, LTD.,
                           a Texas limited partnership

                           By:      HR of San Antonio, Inc.,
                                    a Texas corporation, as General Partner

                           By:
                                    --------------------------------------
                           Name:
                           Title:   Executive Vice President



                              [signatures continue]

                      HR ASSETS, LLC,
                      a Delaware limited liability company

                      BY:      Healthcare Realty Trust Incorporated,
                               a Maryland corporation, as Sole Manager

                      By:
                               --------------------------------------
                      Name:
                      Title:   Executive Vice President

                      HR ACQUISITION I CORPORATION,
                      f/k/a Capstone Capital Corporation, a Maryland corporation CAPSTONE CAPITAL OF ALABAMA, INC., an Alabama corporation
                      CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF BONITA BAY, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF KENTUCKY, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF MASSACHUSETTS. INC., an Alabama corporation
                      CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                      a Pennsylvania corporation
                      CAPSTONE CAPITAL OF SARASOTA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF TEXAS, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF VIRGINIA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL PROPERTIES, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF OCOEE, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                      an Alabama corporation

                      By:
                               --------------------------------------
                      Name:
                      Title:   Executive Vice President
                      for each of the foregoing



                              [signatures continue]

                    CAPSTONE OF BONITA BAY, LTD.,
                    an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF BONITA BAY, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF LOS ANGELES, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                             an Alabama Corporation,  as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF CAPE CORAL, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF LAS VEGAS, LTD., an Alabama limited partnership

                    BY:      CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF SARASOTA, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF SARASOTA, INC.,
                             an Alabama corporation

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President


                              [signatures continue]

                    CAPSTONE CAPITAL OF SAN ANTONIO, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF TEXAS, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                    Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF VIRGINIA, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF OCOEE, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF OCOEE, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President

                    CAPSTONE OF PORT ORANGE, LTD., an Alabama limited partnership

                    By:      CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                             an Alabama corporation, as General Partner

                    By:
                             --------------------------------------
                    Name:
                    Title:   Executive Vice President